UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 16, 2017
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
11 Greenway Plaza, Suite 2400, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

In connection with the commencement of a "continuous equity" offering under which Camden Property Trust, a Texas real estate investment trust (the "Company"), may sell common shares of beneficial interest, par value $0.01 per share, of the Company having an aggregate offering price of up to $315,300,000 (the "Shares") from time to time in "at the market" offerings or certain other transactions, the Company filed with the Securities and Exchange Commission (the "SEC") a prospectus supplement dated May 16, 2017 (the "Prospectus Supplement"). The common shares that may be sold in these transactions consist of shares with an aggregate offering price of $315,300,000 that remain unsold under the Company’s current "at the market" program, which expires on August 7, 2017.
The offering will occur pursuant to five separate Distribution Agency Agreements (collectively, the "Agreements") entered into by the Company with each of Jefferies LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC (collectively, the "Managers"). Under the Agreements, each of the Managers will be entitled to a commission which will not exceed, but may be lower than, 1.5% of the gross offering proceeds of any common shares sold through it.
Sales of the Shares, if any, under the Agreements may be made in transactions that are deemed to be "at-the-market" offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the Prospectus Supplement. The Company has no obligation to sell any of the Shares in the offering, and may at any time suspend solicitation and offers under the Agreements or terminate the Agreements.
The Shares will be issued pursuant to the Prospectus Supplement to the prospectus included in the Company's automatic shelf registration statement on Form S-3 (File No. 333-217996) filed on May 16, 2017 with the SEC. This Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.
The Agreements are filed as Exhibits 1.1, 1.2, 1.3, 1.4 and 1.5 to this Report. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements filed herewith as exhibits to this Report.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Title

1.1	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and Jefferies LLC

1.2	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and J.P. Morgan Securities LLC

1.3	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.4	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and SunTrust Robinson Humphrey, Inc.

1.5	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and Wells Fargo Securities, LLC

5.1	Opinion of Dentons US LLP

23.1	Consent of Dentons US LLP (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Title

1.1	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and Jefferies LLC

1.2	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and J.P. Morgan Securities LLC

1.3	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.4	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and SunTrust Robinson Humphrey, Inc.

1.5	Form of Distribution Agency Agreement, dated May 15, 2017, between Camden Property Trust and Wells Fargo Securities, LLC

5.1	Opinion of Dentons US LLP

23.1	Consent of Dentons US LLP (included in Exhibit 5.1 hereto)